EXHIBIT 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr.
pcusick@century-bank.com

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS FIRST QUARTER RESULTS
Medford, MA, April 23, 2007—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,004,000, or $0.18 per share diluted, for the first quarter ended March 31, 2007, compared to net income of $1,430,000, or $0.26 per share diluted, for the first quarter ended March 31, 2006. Included in income for 2006 is the previously announced pre-tax gain of $600,000 from the sale of its rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $9,202,000 for the quarter ended March 31, 2007, versus $9,327,000 for the same period in 2006. The 1.3% decrease in net interest income for the period is mainly due to the current inverted yield curve environment and increased funding costs that resulted in a decrease of 3 basis points in the net interest margin.
At March 31, 2007, total equity was $108.9 million compared to $106.8 million at December 31, 2006. The Company’s equity was increased by an improvement of $1.6 million in the net unrealized loss on the Company’s available-for-sale portfolio as well as earnings less dividends paid. The Company’s leverage ratio stood at 8.81% on March 31, 2007, compared to 8.67% for the same period a year ago. Book value as of March 31, 2007 was $19.65 per share compared to $18.65 for the same period last year.
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The Company’s allowance for loan losses was $9.8 million or 1.37% of loans outstanding at the end of the first quarter of 2007, compared to $9.7 million, or 1.32% of loans outstanding at December 31, 2006 and $9.4 million or 1.31% at March 31, 2006. Non-performing assets totaled $0.6 million at March 31, 2007, compared to $0.1 million at December 31, 2006 and $0.2 million at March 31, 2006.
The Company has analyzed the early adoption of the Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159). Upon review of emerging guidance, the Company will not early adopt the standard.
The Company, through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(000’s)

	March 31,	December 31,
	2007	2006
Assets
Cash and Due From Banks	$45,454	$60,465
Federal Funds Sold and Interest-bearing Deposits In Other Banks	103,731	99,203

Securities Available-For-Sale (AFS)	366,916	415,481

Securities Held-to-Maturity	261,450	265,712

Loans:
Commercial & Industrial	119,719	121,393
Construction & Land Development	52,383	49,153
Commercial Real Estate	301,879	323,700
Residential Real Estate	168,555	167,946
Consumer and Other	14,278	11,201
Home Equity	60,496	63,380

Total Loans	717,310	736,773
Less: Allowance for Loan Losses	9,797	9,713

Net Loans	707,513	727,060
Bank Premises and Equipment	22,964	22,955
Accrued Interest Receivable	7,062	7,372
Goodwill	2,714	2,714
Core Deposit Intangible	1,962	2,059
Other Assets	42,457	41,269

Total Assets	$1,562,223	$1,644,290

Liabilities
Demand Deposits	$259,274	$283,449

Interest Bearing Deposits:
Savings and NOW Deposits	278,862	274,231
Money Market Accounts	286,357	301,188
Time Deposits	365,569	410,097

Total Interest Bearing	930,788	985,516

Total Deposits	1,190,062	1,268,965

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	84,840	86,960
Other Borrowed Funds	119,400	123,023

Total Borrowed Funds	204,240	209,983

Other Liabilities	22,913	22,441
Subordinated Debentures	36,083	36,083

Total Liabilities	1,453,298	1,537,472

Total Stockholders’ Equity	108,925	106,818

Total Liabilities & Stockholders’ Equity	$1,562,223	$1,644,290

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date ending
March 31, 2007 and 2006 (000’s)

	Quarter and Year-to-date
	2007	2006

Interest Income:
Loans	$12,971	$11,935
Securities Held-to-Maturity	2,396	2,613
Securities Available-for-Sale	3,552	4,609
Federal Funds Sold and Interest-bearing Deposits In Other Banks	1,827	30

Total Interest Income	20,746	19,187

Interest Expense:
Savings and NOW Deposits	1,592	923
Money Market Accounts	2,386	1,778
Time Deposits	4,610	3,181
Securities Sold Under Agreements to Repurchase	773	415
Other Borrowed Funds and Subordinated Debentures	2,183	3,563

Total Interest Expense	11,544	9,860

Net Interest Income	9,202	9,327

Provision For Loan Losses	300	150

Net Interest Income After
Provision for Loan Losses	8,902	9,177

Other Operating Income
Service Charges on Deposit Accounts	1,786	1,516
Lockbox Fees	734	675
Brokerage Commissions	24	48
Other Income	305	888

Total Other Operating Income	2,849	3,127

Operating Expenses
Salaries	4,626	4,711
Employee Benefits	1,587	1,537
Occupancy	996	1,045
Equipment	733	735
Other Expenses	2,360	2,137

Total Operating Expenses	10,302	10,165

Income Before Income Taxes	1,449	2,139

Income Tax Expense	445	709

Net Income	$1,004	$1,430

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
(000’s)

	March 31,	March 31,
	2007	2006
Assets
Cash and Due From Banks	$59,704	$57,737
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	140,819	3,065

Securities Available-For-Sale (AFS)	396,199	537,674
Securities Held-to-Maturity	263,714	283,949

Total Loans	725,872	702,327
Less: Allowance for Loan Losses	9,817	9,395

Net Loans	716,055	692,932

Unrealized loss an Securities Available-For-Sale	(7,142)	(14,059)
Bank Premises and Equipment	23,071	25,006
Accrued Interest Receivable	7,254	7,607
Goodwill	2,714	2,714
Core Deposit Intangible	2,021	2,410
Other Assets	41,993	39,619

Total Assets	$1,646,402	$1,638,654

Liabilities
Demand Deposits	$279,897	$282,872

Interest Bearing Deposits:
Savings and NOW Deposits	305,694	276,498
Money Market Accounts	298,125	302,250
Time Deposits	390,618	323,222

Total Interest Bearing	994,437	901,970

Total Deposits	1,274,334	1,184,842

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	84,131	52,256
Other Borrowed Funds	120,659	242,941

Total Borrowed Funds	204,790	295,197

Other Liabilities	23,228	18,662
Subordinated Debentures	36,083	36,083

Total Liabilities	1,538,435	1,534,784

Total Stockholders’ Equity	107,967	103,870

Total Liabilities & Stockholders’ Equity	$1,646,402	$1,638,654

Total Average Earning Assets — QTD	$1,526,603	$1,527,015

Total Average Earning Assets — YTD	$1,526,603	$1,527,015

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
(000’s, except share data)

	March 31,	March 31,
	2007	2006
Performance Measures:

Earnings per average share, basic, quarter	$0.18	$0.26
Earnings per average share, diluted, quarter	$0.18	$0.26
Earnings per average share, basic , year-to-date	$0.18	$0.26
Earnings per average share, diluted, year-to-date	$0.18	$0.26
Return on average assets, year-to-date	0.25%	0.35%
Return on average stockholders’ equity, year-to-date	3.77%	5.58%
Net interest margin (taxable equivalent), quarter	2.41%	2.44%
Net interest margin (taxable equivalent), year-to-date	2.41%	2.44%
Efficiency ratio, year-to-date	85.3%	81.6%
Book value per share	$19.65	$18.65
Tangible book value per share	$18.81	$17.74
Tangible capital / tangible assets	6.69%	5.85%

Common Share Data:
Average shares outstanding, basic, quarter	5,541,225	5,540,523
Average shares outstanding, basic, year-to-date	5,541,225	5,540,523
Average shares outstanding, diluted, quarter	5,550,653	5,553,351
Average shares outstanding, diluted, year-to-date	5,550,653	5,553,351
Shares outstanding Class A	3,513,604	2,483,638
Shares outstanding Class B	2,028,700	2,057,450

Total shares outstanding at period end	5,542,304	4,541,088

Assets Quality and Other Data:

Allowance for loan losses / loans	1.37%	1.31%
Nonaccrual loans	$625	$239
Nonperforming assets	$625	$239
Loans 90 days past due and still accruing	$0	$0
Net charge-offs (recoveries)	$215	$63

Leverage ratio	8.81%	8.67%
Tier 1 risk weighted capital ratio	16.59%	15.43%
Total risk weighted capital ratio	17.71%	16.45%
Total risk weighted assets	$873,785	$922,805